                                                          1933 Act Registration No. 333-76152
                                                          1940 Act Registration No. 811-8174

   As filed with the Securities and Exchange Commission on February 27, 2003.
 --------------------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       Post-Effective Amendment No. 2 [X]

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 2 [X]

                         LB Variable Insurance Account I
                              (Exact name of trust)

                        Thrivent Financial for Lutherans
                    (formerly Aid Association for Lutherans)
                               (Name of Depositor)

                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (612) 340-7005

                                  John C. Bjork
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:
    [ ]    immediately upon filing pursuant to paragraph (b):
    [ ]    on (date) pursuant to paragraph (b)
    [ ]    60 days after filing pursuant to paragraph (a)(1)
    [X]    on April 30, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [  ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                    Prospectus

                                Flexible Premium Variable Life Insurance Contract

                                                     Issued by
                                         Thrivent Financial for Lutherans

                  Operations Center:                          Corporate Office:
                  4321 North Ballard Road                     625 Fourth Avenue South
                  Appleton, WI 54919-0001                     Minneapolis, MN 55415-1665
                  Telephone:  800-THRIVENT                    Telephone:  800-THRIVENT
                  E-mail:  MAIL@THRIVENT.COM                  E-mail:  mail@thrivent.com

                                                      Through
                                          LB Variable Insurance Account I

This Prospectus describes a variable life insurance contract (the "Contract") previously offered by Thrivent
Financial for Lutherans ("Thrivent Financial", "we", "us" or "our"). Even though we no longer issue new Contracts, the Contract Owner
("you") may continue  to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the seven Subaccounts of LB Variable Insurance
Account I (the "Variable Account") according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven corresponding Portfolios of the Fund - the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World
Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio and the Money Market
Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum
Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither
the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

The date of this Prospectus is _____________.

Table of Contents

Summary of Contract Benefits and Risks
  Contract Benefits
  Contract Risks

Fee Tables

Thrivent Financial for Lutherans and the Variable Account
   Variable Investment Options and the Subaccounts
   Voting Privileges
   Addition, Deletion, Combination, or Substitution of Investments

Contract Benefits
   Death Benefits
   Accumulated Value and Cash Surrender Value
   Payment of Contract Benefits
   Death Benefit Guarantee

Payment and Allocation of Premiums
   Amount and Timing of Premiums
   Allocation of Premiums and Accumulated Value
   Contract Lapse and Reinstatement

Charges and Deductions
   Premium Expense Charges
   Accumulated Value Charges
   Partial Surrender Charge
   Charges Against the Variable Account

Contract Rights
   Loan Privileges
   Surrender Privileges
   Free Look Privileges
   Exchange Privileges

Other Information
   Postponement of Payments
   Additional Insurance Benefits
   Charitability(R)

Reservation of Certain Rights

Federal Tax Matters
   Contract Proceeds
   Our Tax Status

Legal Proceedings
Financial Statements

Appendix A - Definitions

Appendix B - Deferred Administrative Charges
   Per $1,000 of Face Amount
Appendix C - Initial Monthly Administrative
   Charges Per $1,000 of Face Amount

Summary of Contract Benefits and Risks

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits, risks and other provisions in more detail.  Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts ("VUL 1 Contracts").
Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different
version of the Contract.   When appropriate, this  Prospectus  describes the differences  in the VUL 1 Contracts.

Contract Benefits

Flexibility

The  Contract allows you, subject to certain limitations, to make premium payments in any amount until the
Insured's Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

 o  life insurance coverage on the named Insured;
 o  an Accumulated Value;
 o  surrender rights and Contract loan privileges; and
 o  a variety of additional insurance benefits.

The Contract  provides protection against economic loss when the Insured dies, and is not primarily  an investment.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums". The
Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the
Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

Investment Options

You allocate the Net Premium payments to one or more of the seven Subaccounts of the Variable Account:

o   the Opportunity Growth Subaccount,
o   the Mid Cap Growth Subaccount,
o   the World Growth Subaccount,
o   the Growth Subaccount,
o   the High Yield Subaccount,
o   the Income Subaccount, and
o   the Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured.

For all Contracts except those issued in New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions.
If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the
Insured's 100th birthday (the "Maturity Date"), the proceeds of the Contract will consist of the Contract Death
Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See "CONTRACT BENEFITS-Death
Benefits" and "OTHER INFORMATION-Additional Insurance Benefits".

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the
Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the
Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid
Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of
(1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with
Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the
Contract remains in force, the Death Benefit will not be less that the Contract's Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

o   waiver of selected amount in the event of total disability;
o   additional insurance coverage for accidental death;
o   term insurance on the Insured's spouse;
o   term insurance on the Insured's children;
o   a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
o   a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the
Monthly Deduction. See "OTHER INFORMATION-Additional Insurance Benefits" and "CHARGES AND DEDUCTIONS-Accumulated
Value Charges-Monthly Deduction".

CharitAbility(R)is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "OTHER INFORMATION-CharitAbility(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the
Insured. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See
"FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the
Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face
Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS-Death
Benefits-Ability to Change Face Amount".

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS-Death Benefits-Changes in Face Amount".
Any requested increase in Face Amount is subject to a limited "free look" privilege, and, during the first 24 months following the increase, to an exchange privilege. See "CONTRACT RIGHTS-Free Look Privileges" and "CONTRACT
RIGHTS-Exchange Privileges".

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract was $50,000 for Insureds with an Attained Age of 18 through 50 (Attained Age of 20 through 50 for VUL 1 Contracts), and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a
Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. We reserve the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit
Guarantee. (In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this
Prospectus is called a "No-Lapse Guarantee."  For Maryland Contracts, references in this Prospectus to the Death
Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the
Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit
Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which
Attained Age will be the later of

o    the Insured's Attained Age 71 (for contracts issued in New York, the Insured's Attained Age 66) or
o    the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured's Attained Age at  issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have
31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death
Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "CONTRACT BENEFITS-Death Benefit
Guarantee".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated
Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death
Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the
Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in
Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "CONTRACT BENEFITS-Death Benefit Guarantee".

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS-Loan Privileges".  For VUL 1 Contracts,
the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance.
Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made
(for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire
Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Exchange Privileges

During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by us. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See "CONTRACT RIGHTS-Exchange Privileges". An exchange may have tax consequences. See
"FEDERAL TAX MATTERS-Contract Proceeds".

Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash
Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge.
The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See "CONTRACT RIGHTS-Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender
Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account.  The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund.  A comprehensive discussion of the risks of each Portfolio may be found in the Fund's prospectus.

We do not guarantee a minimum Accumulated Value. See "CONTRACT BENEFITS-Accumulated Value and Cash Surrender
Value". The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract's
Accumulated Value in the Variable Account will increase or decrease and reflects

o   the investment performance of the chosen Subaccounts of the Variable Account,
o   any Net Premiums paid,
o   any partial surrenders,
o   any loans,
o   any loan repayments,
o   any loan interest paid or credited, and
o   any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

o   continuation of the Contract,
o   the Cash Surrender Value (which determines various other rights under the Contract),
o   determining the amount available for Contract loans,
o   computation of cost of insurance charges, and
o   may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge.
The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the
Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death
Benefit Guarantee. See "CONTRACT BENEFITS-Death Benefit Guarantee". In general, subject to the Death Benefit
Guarantee, the Contract will lapse when

o   Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges)
    or
o   Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
    Reinstatement".

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the Contract in force and the length of the grace period.

Surrender Risks

There is partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less.  If Death
Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS-Surrender Privileges".

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract's potential Accumulated Value and may permanently affect the Death Benefit.  A Contract loan could result in termination of the Death Benefit
Guarantee.

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of
Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See
"FEDERAL TAX MATTERS-Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the
Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX
MATTERS-Contract Proceeds".

Fee Tables

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.
If the amount of a charge varies depending on the Contract Owner's or the Insured's individual characteristics
(such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the
Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner.  These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the
Contract, or transfer cash value among the Subaccounts.

                                                 Transaction Fees

  ------------------------------ ------------------------------ -----------------------------------------------------

             Charge                 When Charge is Deducted                       Amount Deducted

  Maximum Sales Charges          Upon receipt of each premium   5% of each premium payment
                                 payment

                                                                                  Current           Maximum
  Premium Processing Charge      Upon receipt of each premium   Automatic         $.50 per payment  $1.00 per
                                 payment                        Payment Plans:    $1.00 per         payment
                                                                All Other         payment           $2.00 per
                                                                Payments:                           payment

  [Delete for LB but include
  for LBVIP]
  Maximum Contingent Deferred    Upon surrender, lapse, or      $0.54 to $21.36 per $1,000 of decrease in face
  Sales Charge (CDSC)/1/         decrease in Face Amount any    amount during the first Contract Year
                                 time before 180 Monthly        ($0.51 to $31.17 per $1,0000 of decrease in face
                                 Deductions have been made      amount during the first Contract Year for VUL 1
                                                                Contracts)

                                 Upon an increase in Face       $0.54 to $21.36 per $1,000 of decrease in face
                                 Amount at any time before      amount during the first year following the increase
                                 180 Monthly Deductions have    ($0.51 to $31.17 per $1,0000 of decrease in face
                                 been made after the            amount during the first year following the increase
                                 effective date of the          for VUL 1 Contracts)
                                 increase

  Maximum Deferred               Monthly upon surrender,        $1.80 to $18 per $1,000 of amount of coverage
  Administrative Charge/2/       lapse, or decrease in Face     ($2.40 to $8.40 per $1,000 of amount of coverage
                                 Amount any time before 180     for VUL 1 Contracts)
                                 Monthly Deductions have been
                                 made

                                 Monthly upon an increase in    $1.80 to $18 per $1,000 of amount of increase in
                                 Face Amount at any time        coverage
                                 before 180 Monthly             ($2.40 to $8.40 per $1,000 of amount of increase in
                                 Deductions have been made      coverage for VUL 1 Contracts)
                                 after the effective date of
                                 the increase

  Partial Surrender Charge       Upon a partial surrender       $25 or 2% of the surrender amount, whichever is
                                                                less, from the amount withdrawn

                                                                Current           Maximum
  Transfer Charge/3/             Upon each transfer in excess   $10 per transfer  $20 per transfer
                                 of two per Contract Year

  Loan Interest                  In advance at the time any     Accrues daily at an annual rate of 7.4%, which is
                                 Contract loan is made (for     equivalent to a fixed rate of 8% per year
                                 the rest of the Contract
                                 Year) and on each Contract
                                 Anniversary thereafter (for
                                 that entire Contract Year)/4/

/1/  The maximum  CDSC will remain level for the first five  Contract  Years (or during the first five years following an increase in Face Amount), and then it  decreases  each  Contract  Year to  zero  by the  end of the  fifteenth
     Contract  Year (and to zero by the end of the fifteenth  year  following an increase in Face Amount).  For VUL 1 Contracts,  the maximum CDSC decreases each  Contract  Year to zero by the end of the tenth  Contract Year (and to zero by the end of the tenth year following an increase in Face Amount).
/2/  The Deferred  Administrative Charge will equal an amount per $1,000 of Face
     Amount based upon the initial Face Amount,  the  Insured's  Attained Age at
     Contract  issuance,  the  Insured's  gender,  and  whether the Insured is a tobacco user. The Deferred  Administrative  Charge will be reduced in level amounts as Monthly Deductions are made so that the Deferred  Administrative
     Charge will be zero as of the monthly  Anniversary  when the 180th  Monthly
     Deduction  is made (or zero  after 180  Monthly  deductions  have been made following an increase in Face  Amount).  For VUL 1 Contracts,  the Deferred
     Administrative Charge continues for 120 months instead of 180 months.
/3/  The Transfer Charge applies to VUL 1 Contracts only.
/4/  If interest is not paid when due, it will be added to the loan  balance and will bear  interst  at the same  rate.  If death or full  surrender  occurs before the next Contract  Anniversary,  unearned  interest will be added to the proceeds payable.

The next table describes the fees and expenses that you will pay periodically during the time that you own the
Contract, not including Fund fees and expenses.

                                Periodic Charges Other Than Fund Operating Expenses

             Charge                 When Charge is Deducted                       Amount Deducted

  Cost of Insurance/1/

    Minimum and Maximum Charge   Monthly                        $0.02 to $83.33 per $1,000 of Face Amount
                                                                ($0.03 to $83.33 per $1,000 of Face Amount for VUL
                                                                1 Contracts)
    Charge for a male, issue
    age 35, in the preferred     Monthly                        $0.11 per$1,000 of Face Amount
    nontobacco risk class
    (nonsmoker risk class for
    VUL 1 Contracts) with a
    face amount of $100,000,
    in the first Contract Year

  Basic Monthly Administrative   Monthly                        $10.00
  Charge                                                        ($4.00 for VUL 1 Contracts)

  Maximum Initial Monthly        Monthly until 180 Monthly      $0.10 per $1,000 of Face Amount
  Administrative Charge/2/       Deductions have been made      ($0.07 per $1,000 of Face Amount for VUL 1
                                                                Contracts)

  Mortality and Expense Risk     Daily                          Current           Maximum
  Charge                                                        Annual rate of    Annual rate of
                                                                .60% of average   .75% of average
                                                                daily net         daily net
                                                                assets of each    assets of each
                                                                Subaccount        Subaccount

  Additional Benefit or Rider
  Charges

    Accidental Death Rider       Monthly                        $0.03 to $0.12 per $1,000 of rider coverage

    Disability Waiver Rider      Monthly                        2.5% to 30% of amount to be waived

    Spouse Insurance Rider       Monthly                        Cost of Insurance charges or $0.02 to $83.33 per
                                                                $1,000 of rider coverage, plus Initial Monthly
                                                                Charges of $0.01 to $0.10 per $1,000 of rider
                                                                coverage (For VUL 1 Contracts, Cost of Insurance
                                                                charges of $0.03 to $83.33, plus Initial Monthly
                                                                Charges of $0.02 to $0.07, plus Basic Monthly
                                                                Administrative Charge of $2.00)

    Child Insurance Rider        Monthly                        $0.45 per $1,000 of rider coverage

    Guaranteed Increase Rider    Monthly                        $0.04 to $0.15 per $1,000 of rider coverage

    Cost of Living Rider/3/
                                 Not applicable                 No charge
    Accelerated Benefits Rider
                                 Not applicable                 No charge

  ------------------------------ ------------------------------ -----------------------------------------------------

/1/  The Cost of Insurance  charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The
     Cost of Insurance  charges shown in the table may not be  representative of the charges you will pay.  Your  Contract  Schedule  page will indicate the
     Cost of  Insurance  charges  applicable  to your  Contract.  More  detailed information  concerning  your Cost of  Insurance  charges is  available  on request by calling 1-800-847-4836.
/2/  The Initial Monthly  Administrative  Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount,  the Insured's  Attained
     Age at Contract issuance,  the Insured's gender, and whether the Insured is a tobacco user.  For VUL 1 Contracts,  the Initial  Monthly  Administrative
     Charge continues for continues for 120 months instead of 180 months.
/3/  This  benefit will result in annual  increases  in Face Amount,  which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract.  More detail concerning the fees and expenses of each
Portfolio is contained in the Fund prospectus.

  Total Annual Portfolio Operating Expenses/1/                  Minimum                  Maximum
                                                                -------                  -------
  (expenses that are deducted from Portfolio assets,
  including management fees and other expenses)

/1/  Certain expenses were  voluntarily  reimbursed or waived during 2002. After taking these voluntary  arrangements  into account,  the range (minimum and maximum) of total operating  expenses  charged by the Portfolios would have been ___% to ___%. The  reimbursements  and waivers may be  discontinued at any time.

Thrivent Financial for Lutherans and the Variable Account

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.  We are obligated to pay all amounts promised to Contract owners under the Contracts.

The Variable Account is  a separate account of ours.   We own the assets of the Variable Account,  and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable
Account.   We invest the assets of each Subaccount in a corresponding Portfolio of the Fund.

The following table summarizes each portfolio's investment objective. There is no assurance that any of the
Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio                                            Investment Objective
---------                                            --------------------
Opportunity Growth Portfolio                         To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Mid Cap Growth Portfolio                             To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio                               To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Growth Portfolio                                     To achieve long-term growth of capital through investment
                                                     primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio                                 To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds"), which involve greater risks than higher quality investments.

Income Portfolio                                     To achieve a high level of income over the longer term while providing reasonable safety of capital through investment
                                                     primarily in readily marketable intermediate- and long-term fixed income securities.

Money Market Portfolio                               To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through
                                                     investment in high-quality, short-term debt obligations.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund.
You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

We are the investment adviser to the Fund, and we are registered as an investment adviser under the
Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions. We have engaged T. Rowe Price
International, Inc. to subadvise the World Growth Portfolio.

Shares of the Fund are currently sold to several insurance company separate accounts of ours and of our wholly owned subsidiary, Lutheran Brotherhood Variable Insurance Products Company ("LBVIP").
Certain Portfolios of the Fund are also offered to participants in  retirement plans sponsored by us.
It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and us  to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The  Fund's management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

     o  Changes in state insurance laws.
     o  Changes in Federal income tax law.
     o  Changes in the investment management of the Fund.
     o  Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects
Contract Owners, we may take appropriate action on our own. Such action could include the sale of the
Fund's shares by one or more of the separate accounts, which could have adverse consequences.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from
Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to
Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a
Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any
Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The
Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Contract Benefits

Death Benefits

General

As long as the Contract remains in force, we will pay the death proceeds of the Contract, upon due proof of the
Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. See "PAYMENT
AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement". The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-Payment of Contract Benefits". The
amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.  As long as this Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.  For Contracts issued in New York, if the
Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the
Contract will be terminated.  For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the
Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the
Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated
Value of the Contract and (2) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the
Insured's date of death):

   Specified                       Specified
 Attained Age     Percentage      Attained Age     Percentage
--------------------------------------------------------------------------
   40 or less          250%            61              128%
      41              243              62             126
      42              236              63             124
      43              229              64             122
      44              222              65             120
      45              215              66             119
      46              209              67             118
      47              203              68             117
      48              197              69             116
      49              191              70             115
      50              185              71             113
      51              178              72             111
      52              171              73             109
      53              164              74             107
      54              157           75 to 90          105
      55              150              91             104
      56              146              92             103
      57              142              93             102
      58              138              94             101
      59              134           95 to 99          100
      60              130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract
Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus
Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of
$55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 +
$10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The
Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An
Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an
Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of
$50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the
Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value
on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the
Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old
Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an
Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of
$40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the
Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect)
or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a
Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death
Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a
Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face
Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to
Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face
Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a
Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death
Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the Death
Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit
(which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000 - $10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to
Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk-that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Monthly Deduction". Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option
A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract's Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the
Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see "Decreases" and "Increases" below), generally you may increase your
Contract's Face Amount in force or decrease your Contract's Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you.  (For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.)  The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences. See "TAX
MATTERS-Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See
"CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly
Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value
Charges-Decrease Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease
in Face Amount, the Initial Monthly Charge   will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration Charge-Initial Monthly Charge".

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See "CONTRACT BENEFITS-Death Benefit-Change in Death Benefit Option". However, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face
Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated
Value Charges-Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new
Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary
when the increase becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and
"CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may not increase the Face Amount after the Insured's Attained Age 85 (or Age 80  for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See
"CONTRACT RIGHTS-Free Look Privileges" and "CONTRACT RIGHTS-Exchange Privileges".

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly
Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See "CONTRACT BENEFITS-Death Benefit
Guarantee-Death Benefit Guarantee Premium".

Insurance Protection

You may increase or decrease the insurance protection provided by the Contract (that is, the net amount at risk, which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These include

o   increasing or decreasing the Face Amount,
o   changing the level of premium payments, and,
o   to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

o   A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the insurance protection without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). See "CONTRACT BENEFITS-Death Benefits-Death Benefit Options". If the Face Amount is
    decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated
    Value Charges-Decrease Charge" and CHARGES AND DEDUCTIONS--Monthly Deduction".
o   An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the amount of insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. -See "Increases" above. If the insurance protection is increased, the Monthly
    Deduction will increase as well. See "CONTRACT BENEFITS-Death Benefits-Increases".
o   Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of insurance protection as long as premium payments are sufficient to keep the Contract in force. See "Payment and Allocation of
    Premiums-Contract Lapse and Reinstatement-Lapse".
o   Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of insurance protection.
o   Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of insurance protection.
o   A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS-Surrender Privileges". However, it
    has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values. See
    "CONTRACT RIGHTS-Surrender Privileges--Partial Surrender". The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the
Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT BENEFITS-Death Benefit
Guarantee". The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (2) Contract Debt does not exceed Accumulated Value less any Decrease
Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract
Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The
Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT RIGHTS-Surrender Privileges". There is no guaranteed minimum Accumulated
Value. Because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen
Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined  on each Valuation Date. On each Valuation Date, the
Contract's Accumulated Value will be 1 plus 2 where:

(1) is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of
    Subaccount Units allocated to the Contract; and
(2) is the value attributable to the Contract in the Loan Account  on the Valuation Date. See "CONTRACT
    RIGHTS-Loan Privileges".

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the
Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

o    any Net Premiums allocated to the Subaccount during the current Valuation Period;
o    any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;
o    any repayments of the Contract Debt during the current Valuation Period; and
o    any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

o    any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract
     Month following a Monthly Anniversary;
o    any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;
o    the amount of any partial surrender (including the partial surrender charge) during the current Valuation
     Period; and
o    any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current
     Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the
Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value.  The Unit Value for a Subaccount is calculated on each Valuation Date by dividing
(1) by (2) where:

(1)  is the net result of:
     (a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation
         Period, plus
     (b) the amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus
     (c) a charge or credit or any taxes reserved which we determine a result of the investment operation of the
         Portfolio, minus
     (d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS-Charges Against the Variable
         Account-Mortality and Expense Risk Charge") for each day during the current Valuation Period (a current charge of .001644%, but never to exceed .002055%, of the net assets for each day during the current
         Valuation Period), and
(2)  is the number of Units for the Subaccount attributable to all Contracts.

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions.
If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions.  If the Insured is living on the
Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.

For  VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the
Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the
Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid
Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death.
The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "OTHER INFORMATION-Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to
Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the
Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX
MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Settlement Options

You may elect an option by Written Notice to us during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of
Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured's death, and  the death proceeds have not been paid.

Option 1-Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than
3% per year. These proceeds may be withdrawn upon request.

Option 2-Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3-Income for a Fixed Period. Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4-Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the
Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5-Other Options. The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract.  In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse
Guarantee."  For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of
Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent
Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death
Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans (see "CONTRACT RIGHTS-Loan Privileges") or partial surrenders (see "CONTRACT
RIGHTS-Surrender Privileges"), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium
Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the
Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the
Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (1) and (2) where:

(1) is the amount of the partial surrender or unpaid Contract loan; and
(2) is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of
    (a) and (b)where:
     (a) is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and
     (b) is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit
Guarantee.

First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death
Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments  and of partial surrenders and Contract loans. See "PAYMENT AND ALLOCATION OF PREMIUMS", "CONTRACT
RIGHTS-Loan Privileges" and "CONTRACT RIGHTS-Surrender Privileges".

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified
Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured's
Attained Age 71 (Attained Age 66 for contracts issued in New York) and (2) the Attained Age of the Insured at the
end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for
VUL 1 Contracts) (varying with the Insured's Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated.
During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death
Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following monthly anniversary of the contract
31 days after we send written notice of termination.

Death Benefit Guarantee Premium

The Contract  states the monthly premium amount required to maintain the Death Benefit Guarantee (the "Death
Benefit Guarantee Premium"). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

o   the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see
    "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Cost of Insurance");
o   a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
o   the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
    Deduction-Monthly Administration Charge-Initial Monthly Charge");
o   the charge for any additional insurance benefits added by rider (see "OTHER INFORMATION-Additional Insurance
    Benefits"); and
o   the basic monthly administrative charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
    Deduction-Monthly Administration Charge-Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

o     the Insured's gender,
o     the Insured's Attained Age,
o     the Insured's premium class,
o     the Face Amount,
o     the Death Benefit Option, and
o     which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Payment and Allocation of Premiums

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums

You  selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval.  Under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis is shown in the Contract as the "Planned Annual Premium".
You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS-Death Benefits" and "CONTRACT BENEFITS-Death
Benefit Guarantee". Thus, even if you pay Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever
(1) the Cash Surrender Value is insufficient to pay the Monthly Deduction or
(2) the Contract Debt exceeds the Accumulated Value less a Decrease Charge,

and in either case if a grace period expires without your making an adequate payment. See "Contract Lapse and
Reinstatement" below.

Death Benefit Guarantee Premium

The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us.
The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee
Premium determines the payments required to maintain the Death Benefit Guarantee. See "CONTRACT BENEFITS-Death
Benefit Guarantee".

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is  called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract
Lapse and Reinstatement" below.

Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the
Minimum Contract Issuance Premium (see "Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the
Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS-Death Benefits-Ability to
Change Face Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS-Surrender
Privileges-Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT RIGHTS-Death
Benefits-Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS-Premium
Expense Charges".

In the application for the Contract, you indicated how your Net Premiums should be allocated to the Subaccount(s)
of the Variable Account. The percentages of each Net Premium that may be allocated to any Subaccount of the
Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the
Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by sending us Written
Notice or by telephone (if you have completed the Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers. We may postpone transfers in certain circumstances. See "OTHER INFORMATION-Postponement of Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of
$200 or more, any amount can be transferred from the various Subaccounts (for example, $100 from the Money Market
Subaccount and $100 from the Income Subaccount, or any other combination that totals $200 or more). A Contract
Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total
Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market
Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken
$100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total
Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when you complete the Telephone Transaction Authorization
Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction
Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service--Dollar Cost Averaging. We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market
Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market
Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the
Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the
Variable Account will gain in value, nor will it protect against a decline in value if market prices fall.
However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death
Benefit Guarantee (see "CONTRACT BENEFITS-Death Benefit Guarantee"), lapse will only occur when

o   the Cash Surrender Value is insufficient to cover the Monthly Deduction or
o   Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt"
in Appendix A), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease
Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly
Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the
Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated
Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account (that is, the Accumulated
Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New
Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s)
according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death
Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid
Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash
Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See
"CONTRACT BENEFITS-Death Benefit Guarantee".

Reinstatement

A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

o    Written application for reinstatement;
o    Evidence of insurability satisfactory to us;
o    Payment or reinstatement of any Contract Debt  that existed on the date the grace period expired; and
o    A payment that is sufficient to cover:
       (1) payment of any unpaid Monthly Deductions for the grace period; and
       (2) a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of
Accumulated Value on the date of reinstatement will equal:

o   the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus
o   any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less
o   any Monthly Deductions and any loan interest due for the grace period; less
o   the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly
Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the
15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Decrease Charge-Amount of Contingent Deferred Sales Charge"). Moreover, the
Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "CONTRACT BENEFITS-Death
Benefit Guarantee".

Charges and Deductions

We will deduct charges in connection with the Contract to compensate us for:

o   providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
o   administering the Contract;
o   assuming certain risks in connection with the Contract; and
o   incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges

Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the
Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the
Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable Account in the event of full surrender or lapse of the
Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated
Value-Decrease Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early
Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense
Risk Charge. See "Accumulated Value Charges-Mortality and Expense Risk Charge" below.

Premium Processing Charge

We will deduct an amount equal to $1.00 per premium payment ($.50 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a
Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable  period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the
Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred
Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve
"insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred
Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract issuance, we will compute a maximum
Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to
25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth
Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent
Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly
Anniversary in level amounts so that it becomes  zero at the end of 180 months (120 months for  VUL 1 Contracts)

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee
Premium (see "CONTRACT BENEFITS-Death Benefit Guarantee"), except that the CDSC Premium, unlike the Death Benefit
Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of
$10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract.
Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales
Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The
Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC
Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12
Contract Months after the effective date of the increase. Like the similar limitation for the initial Face
Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the
12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face
Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts  until it becomes zero at the end of the 180-month period (or
120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge.  At Contract issuance, we  computed a Deferred Administrative Charge.
In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the
Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For
Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face
Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred
Administrative Charge per $1,000 of Face Amount will be determined from Appendix B.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to
Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly
Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly
Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred
Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1
Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the
Initial Monthly Charge included in the Monthly Deduction. See "Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses.
Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this  period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred
Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial
Monthly Charge will be reduced accordingly. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
Deduction-Monthly Administration Charge-Initial Monthly Charge".

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred
Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See
"PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract's Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash
Surrender Value will affect

o   the amount available for Contract loans (see "CONTRACT RIGHTS- Loan Privileges"),
o   the amount available in connection with full or partial surrenders (see "CONTRACT RIGHTS-Surrender
    Privileges"), and
o   the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see
    "CONTRACT BENEFITS-Death Benefit Guarantee"), determine the Contract's duration and possible lapse (see
    "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement").

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value-Monthly Deductions" below. If the
Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease
Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease
Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and
(3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a
Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the
$40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount
($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase
($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was
$60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the
Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and
Reinstatement".

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the
Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the
Contract.

The Monthly Deduction consists of the following three components:

o   the cost of insurance,
o   insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and
o   the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the
Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the
Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). (On the
Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly
Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly
Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable
Account.  The Monthly Deduction will be allocated against each Subaccount in the same proportion that the
Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the
Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)  the initial Face Amount;
(2)  successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
(3)  any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the
     Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face
Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated
Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the
Death Benefit Option in effect. See "CONTRACT BENEFITS-Death Benefits-Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age,
Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the
1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in
Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in
Montana cannot vary on the basis of the Insured's gender. Therefore, for Contracts issued in the state of
Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place
Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users.  Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. In addition, certain Insureds over Attained
Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred.  An Insured in a preferred premium class will have a lower cost of insurance than an
Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. (We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches
Attained Age 18.)

Monthly Administration Charge. We have primary responsibility for the administration of the Contract and the
Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred
Administrative Charge included in the Decrease Charge, which is, in effect, an "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge-a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first
180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the "Initial Monthly Charge") following
Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for
VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the
Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). This charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first
180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of
Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained
Age at Contract issuance under 18, the Insured's gender and upon whether the Insured is a tobacco user or not.
The Initial Monthly Charge per $1,000 of Face Amount will be determined from AppendixC. As shown in AppendixC, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the
Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face
Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to
Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred
Administrative Charge included in the Decrease Charge. See "CHARGES AND DEDUCTIONS-Accumulated Value
Charges-Decrease Charge" above. We will not, however, be reimbursed twice for these expenses. As described above in "CHARGES AND DEDUCTIONS-Accumulated Value Charge-Decrease Charge", and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the
Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the  period when the Initial
Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected.
If the Face Amount is decreased at the Contract Owner's request during this  period so that the Decrease Charge
(including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the
Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See "PAYMENT AND ALLOCATION OF
PREMIUMS-Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate
Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative
Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred
Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the  period when an Initial Monthly
Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this  period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "OTHER INFORMATION-Additional Insurance Benefits".

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the "Mortality and Expense Risk Charge") from the value of the net assets of the
Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation
Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be
..001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability.
Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by
the underlying Portfolio in which the Subaccount invests.   For more information on these fees and expenses,
refer to the Fee Tables above and the attached prospectus for the Fund.

Contract Rights

Loan Privileges

General

You may  borrow money from us using the Contract as the only security for the loan. You may at any time after the
Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated
Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is
$100.  Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid
Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See "CONTRACT BENEFITS-Death Benefit Guarantee".
Contract Debt is used to calculate the Contract's Cash Surrender Value and the amount of Death Benefit proceeds payable to the beneficiary. See "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value" and "CONTRACT
BENEFITS-Death Benefits". In some cases, Contract Debt is used to determine whether the Contract will lapse. See
"PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your
Contract's Accumulated Value in each Subaccount bears to the Contract's total Accumulated Value in the Variable
Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "OTHER INFORMATION-Postponement of Payments".

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each
Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next
Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the
Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a
Contract loan could result in termination of the Death Benefit Guarantee. See "CONTRACT BENEFITS-Death Benefit
Guarantee".

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated
Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable
Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF
PREMIUMS-Allocation of Premiums and Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s)
in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract"
will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS-Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending
Written Notice to us. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any
Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT
BENEFITS-Payment of Contract Benefits".

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Written Notice requesting surrender is received by us(or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, you must deliver the Contract to us along with the Written Notice requesting surrender.

Partial Surrender

You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least
$200 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash
Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective
Subaccount(s) bears to the Contract's total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders-Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death
Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death
Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death
Benefit is based on the applicable percentage of Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

o   If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the
    Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

    Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See "CONTRACT BENEFITS-Death
    Benefits".)

    Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a
    Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death
    Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

o   If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of
    Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus
    Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

    Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit
    to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the
    Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore,
    the Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

o   If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death
    Benefit by the amount of the partial surrender.

    Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000
    will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000
    ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

o   If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death
    Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

    Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X
    2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000
    - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death
    Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) =
    $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

o   If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of
    Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the
    Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (1) minus (2) where:
    (1) is the amount of the partial surrender, and
    (2) is the result obtained by dividing (a) by (b) where:
          (a)  is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and
          (b)  is the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

    Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000
    will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage
    ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender
    ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of
    Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the
    Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (1) minus (2)
    where:

    (1)  is the amount of the partial surrender, and
    (2)  is the result obtained by dividing (a) by (b) where
         (a)  is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and
         (b)  is the specified percentage ($30,000 - (($150,000 - $100,000) (divided by) 2.5)) = $10,000).

    The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders-Certain Other Considerations. The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death
Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death
Benefit Guarantee. See "CONTRACT BENEFITS-Death Benefit Guarantee".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly
Deduction-Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See
"PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS-Contract Proceeds".

Free Look Privileges

The Contract provides for a  "free look" privilege after any increase in Face Amount.
You may cancel a requested increase in Face Amount until the latest of the following:

o   45 days after Part I of the application for increase is signed,
o   10 days after you receive a Contract supplement for the increase in Face Amount, and
o   10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases
(included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and
"CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration Charge-Initial Monthly
Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face
Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract

During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your
Contract, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange.
In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that we receive the exchange request and the Contract at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX
MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See
"FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Other Information

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount
(or the proceeds payable if the Insured is living on the Maturity Date for a contract issued in New York) if (1)
the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New
York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Additional Insurance Benefits

Subject to certain requirements, one or more additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the Contract is applied for or at a later date. At present, these options include: additional insurance coverage for accidental death; waiver of selected amount in the event of total disability; term insurance on the Insured's spouse; term insurance on the Insured's children; a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability;
a cost of living insurance adjustment without proof of insurability; and a right to receive benefits that would otherwise not be payable until the death of the Insured. We may offer additional optional benefits in the future.
The cost of any additional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND
DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

The amounts of these benefits do not vary with the investment experience of the Variable Account. Certain restrictions apply and are clearly described in the applicable rider. Any representative of ours authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from us upon written request. Any additional insurance benefits purchased will be described in a rider attached to the
Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract. Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on unisex rates.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial
Monthly Charge. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration
Charge-Initial Monthly Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX MATTERS-Contract Proceeds."

CharitAbility(R)

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death
Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility for Life benefits.
The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.

Reservation of Certain Rights

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

(1)   the withdrawal rights during any Free Look Period after an increase in Face Amount (see "CONTRACT
      RIGHTS-Free Look Privileges-Free Look for Increase in Face Amount");
(2)   the exchange rights during the first 24 months following the Date of Issue (see "CONTRACT RIGHTS-Exchange
      Privileges-Exchange of  the Contract"); and
(3)   the exchange rights during the first 24 months following an increase in Face Amount (see "CONTRACT
      RIGHTS-Exchange Privileges-Exchange of Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.  This reservation of certain rights is not applicable to contracts issued in New York.

Federal Tax Matters

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present
Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this
Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General

The Contract will qualify as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the
Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in
Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND
ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Death Benefits

The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the Code.

Distributions

The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts

A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code.
This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, we will notify the Contract
Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status.
This premium limitation test does not supercede the premium limitations previously established by the Code.  See
"PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

If there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven-year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of
$25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts
A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the
Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery rule" in that the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the
Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first fifteen years after the
Contract is issued. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%)
additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider
Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the
Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners

The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges

The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT
RIGHTS-Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes

Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract Owner or Beneficiary, if the Contract Owner or Insured
dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements

Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans
If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under
Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status

We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the
Variable Account for Federal income taxes that may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account. In addition, if there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the
Variable Account, may be made.

Legal Proceedings

There are no legal proceedings to which the Variable Account is a party or to which the assets of the
Variable Account are subject.  We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to
these actions.   In the opinion of our management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

Financial Statements

The financial statements of Thrivent Financial  and the Variable  Account  are contained in the Statement of
Additional Information.

Appendix A

Definitions

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or
immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with Thrivent Financial. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before
180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 15-year period (a 10-year period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Financial received the first premium payment on the Contract at its office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly
Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death
Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death
Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each
Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and
Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly
Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee
Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated
Value on the Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance)
outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred
Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to
Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face
Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a
15-year period (a 10-year period for VUL 1 Contracts), in a similar manner upon a requested increase in Face
Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face
Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. LB Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly
Deductions(the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Financial's
General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance)
outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of
"Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured's 100th birthday.  For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or
next following the Insured's 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face
Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly
Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding
Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LB Variable Insurance Account I, which is a separate account of Thrivent Financial. The
Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by Thrivent Financial at its office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

Appendix B

Deferred Administrative Charges Per $1,000 Of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a
Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1.
The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease
Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the
Decrease Charge.

                                                      TABLE 1
                                          FACE AMOUNTS LESS THAN $500,000
-------------------------------------------------------------------------------------------------------------------
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount
-------------------------------------------------------------------------------------------------------------------

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
              0-4              $7.20            $7.20
              5-9              $7.20            $7.20
            10-14              $7.20            $7.20
            15-17              $7.20            $7.20
            18-24                                                 $ 9.00        $ 9.00          $ 5.40         $ 5.40
            25-29                                                 $ 9.00        $ 9.00          $ 5.40         $ 5.40
            30-34                                                 $10.80        $10.80          $ 7.20         $ 5.40
            35-39                                                 $12.60        $10.80          $ 9.00         $ 5.40
            40-44                                                 $14.40        $12.60          $10.80         $ 7.20
            45-49                                                 $16.20        $12.60          $12.60         $ 7.20
            50-54                                                 $18.00        $14.40          $14.40         $ 9.00
            55-59                                                 $18.00        $14.40          $14.40         $10.80
            60-64                                                 $18.00        $14.40          $14.40         $10.80
            65-69                                                 $18.00        $14.40          $14.40         $10.80
            70-74                                                 $18.00        $14.40          $14.40         $10.80
            75-79                                                 $18.00        $14.40          $14.40         $10.80
            80-85                                                 $18.00        $14.40          $14.40         $10.80

                                                      TABLE 2
                            FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000
-------------------------------------------------------------------------------------------------------------------
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
              0-4              $1.80            $1.80
              5-9              $1.80            $1.80
            10-14              $1.80            $1.80
            15-17              $1.80            $1.80
            18-24                                                 $ 3.60         $3.60           $1.80          $1.80
            25-29                                                 $ 3.60         $3.60           $1.80          $1.80
            30-34                                                 $ 5.40         $5.40           $3.60          $1.80
            35-39                                                 $ 7.20         $5.40           $3.60          $1.80
            40-44                                                 $ 9.00         $7.20           $5.40          $3.60
            45-49                                                 $10.80         $7.20           $7.20          $3.60
            50-54                                                 $12.60         $9.00          $10.80          $5.40
            55-59                                                 $14.40         $9.00          $12.60          $5.40
            60-64                                                 $16.20         $9.00          $14.40          $5.40
            65-69                                                 $16.20         $9.00          $14.40          $5.40
            70-74                                                 $16.20         $9.00          $14.40          $5.40
            75-79                                                 $16.20         $9.00          $14.40          $5.40
          80-85                                                   $16.20         $9.00          $14.40          $5.40

                                                      TABLE 3
                                        FACE AMOUNTS OF $1,000,000 OR MORE
-------------------------------------------------------------------------------------------------------------------
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
             0-4              $1.80             $1.80
             5-9              $1.80             $1.80
           10-14              $1.80             $1.80
           15-17              $1.80             $1.80
            18-24                                                 $1.80          $1.80          $1.80           $1.80
            25-29                                                 $1.80          $1.80          $1.80           $1.80
            30-34                                                 $3.60          $3.60          $1.80           $1.80
            35-39                                                 $3.60          $3.60          $1.80           $1.80
            40-44                                                 $5.40          $3.60          $3.60           $1.80
            45-49                                                 $7.20          $3.60          $3.60           $1.80
            50-54                                                 $9.00          $5.40          $5.40           $1.80
            55-59                                                 $9.00          $5.40          $5.40           $1.80
            60-64                                                 $9.00          $5.40          $5.40           $1.80
            65-69                                                 $9.00          $5.40          $5.40           $1.80
            70-74                                                 $9.00          $5.40          $5.40           $1.80
            75-79                                                 $9.00          $5.40          $5.40           $1.80
          80-85                                                   $9.00          $5.40          $5.40           $1.80

VUL 1 Contracts

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker.
For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4.
The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds
$250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease
Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the
Decrease Charge.

                                                      TABLE 4
                                          FACE AMOUNTS LESS THAN $250,000
-------------------------------------------------------------------------------------------------------------------
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker

-------------------------------------------------------------------------------------------------------------------

                      0-4                                  $3.60
                      5-9                                  $3.60
                    10-14                                  $4.80
                    15-19                                  $4.80
                   20-24                                                                 $6.00              $4.80
                   25-29                                                                 $6.00              $4.80
                   30-34                                                                 $7.20              $4.80
                   35-39                                                                 $7.20              $4.80
                   40-44                                                                 $7.20              $6.00
                   45-49                                                                 $8.40              $6.00
                   50-54                                                                 $8.40              $7.20
                   55-59                                                                 $8.40              $7.20
                   60-64                                                                 $8.40              $8.40
                   65-69                                                                 $8.40              $8.40
                   70-74                                                                 $8.40              $8.40
                   75-80                                                                 $8.40              $8.40

                                                      TABLE 5
                                         FACE AMOUNTS OF $250,000 OR MORE

-------------------------------------------------------------------------------------------------------------------

                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker

-------------------------------------------------------------------------------------------------------------------

                      0-4                                  $2.40
                      5-9                                  $3.60
                    10-14                                  $3.60
                    15-19                                  $3.60
                   20-24                                                                 $4.80              $3.60
                   25-29                                                                 $4.80              $3.60
                   30-34                                                                 $6.00              $3.60
                   35-39                                                                 $6.00              $3.60
                   40-44                                                                 $6.00              $4.80
                   45-49                                                                 $6.00              $4.80
                   50-54                                                                 $6.00              $6.00
                   55-59                                                                 $6.00              $6.00
                   60-64                                                                 $6.00              $6.00
                   65-69                                                                 $6.00              $6.00
                   70-74                                                                 $6.00              $6.00
                   75-80                                                                 $6.00              $6.00

Appendix C

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for
Insureds with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not.
For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1.
The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000.  The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

                                                      TABLE 1
                                          FACE AMOUNTS LESS THAN $500,000
-------------------------------------------------------------------------------------------------------------------
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
              0-4              $0.04            $0.04
              5-9              $0.04            $0.04
            10-14              $0.04            $0.04
            15-17              $0.04            $0.04
            18-24                                                 $0.05          $0.05           $0.03          $0.03
            25-29                                                 $0.05          $0.05           $0.03          $0.03
            30-34                                                 $0.06          $0.06           $0.04          $0.03
            35-39                                                 $0.07          $0.06           $0.05          $0.03
            40-44                                                 $0.08          $0.07           $0.06          $0.04
            45-49                                                 $0.09          $0.07           $0.07          $0.04
            50-54                                                 $0.10          $0.08           $0.08          $0.05
            55-59                                                 $0.10          $0.08           $0.08          $0.06
            60-64                                                 $0.10          $0.08           $0.08          $0.06
            65-69                                                 $0.10          $0.08           $0.08          $0.06
            70-74                                                 $0.10          $0.08           $0.08          $0.06
            75-79                                                 $0.10          $0.08           $0.08          $0.06
            80-86                                                 $0.10          $0.08           $0.08          $0.06

                                                      TABLE 2
                              FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000
-------------------------------------------------------------------------------------------------------------------
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
              0-4              $0.01            $0.01
              5-9              $0.01            $0.01
            10-14              $0.01            $0.01
            15-17              $0.01            $0.01
            18-24                                                  $0.02         $0.02           $0.01          $0.01
            25-29                                                  $0.02         $0.02           $0.01          $0.01
            30-34                                                  $0.03         $0.03           $0.02          $0.01
            35-39                                                  $0.04         $0.03           $0.02          $0.01
            40-44                                                  $0.05         $0.04           $0.03          $0.02
            45-49                                                  $0.06         $0.04           $0.04          $0.02
            50-54                                                  $0.07         $0.05           $0.06          $0.03
            55-59                                                  $0.08         $0.05           $0.07          $0.03
            60-64                                                  $0.09         $0.05           $0.08          $0.03
            65-69                                                  $0.09         $0.05           $0.08          $0.03
            70-74                                                  $0.09         $0.05           $0.08          $0.03
            75-79                                                  $0.09         $0.05           $0.08          $0.03
            80-85                                                  $0.09         $0.05           $0.08          $0.03

                                                      TABLE 3
                                        FACE AMOUNTS OF $1,000,000 OR MORE
-------------------------------------------------------------------------------------------------------------------
                                 Initial Monthly Charges Per $1,000 of Face Amount

                                    Standard
                                  (Attained Age
         Attained Age               under 18)                          Tobacco User                 Non Tobacco User
                                Male          Female               Male           Female         Male          Female
-------------------------------------------------------------------------------------------------------------------
             0-4               $0.01            $0.01
             5-9               $0.01            $0.01
           10-14               $0.01            $0.01
           15-17               $0.01            $0.01
            18-24                                                  $0.01          $0.01          $0.01          $0.01
            25-29                                                  $0.01          $0.01          $0.01          $0.01
            30-34                                                  $0.02          $0.02          $0.01          $0.01
            35-39                                                  $0.02          $0.02          $0.01          $0.01
            40-44                                                  $0.03          $0.02          $0.02          $0.01
            45-49                                                  $0.04          $0.02          $0.02          $0.01
            50-54                                                  $0.05          $0.03          $0.03          $0.01
            55-59                                                  $0.05          $0.03          $0.03          $0.01
            60-64                                                  $0.05          $0.03          $0.03          $0.01
            65-69                                                  $0.05          $0.03          $0.03          $0.01
            70-74                                                  $0.05          $0.03          $0.03          $0.01
            75-79                                                  $0.05          $0.03          $0.03          $0.01
            80-85                                                  $0.05          $0.03          $0.03          $0.01

VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker.  For an Insured with an
Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4.
The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's
Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's
Attained Age and smoker or nonsmoker status on the effective date of the rider will be used.  For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 5.

                                                      TABLE 4
                                        FACE AMOUNTS OF LESS THAN $250,000
-------------------------------------------------------------------------------------------------------------------
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker

-------------------------------------------------------------------------------------------------------------------

                     0-4                                  $0.03
                     5-9                                  $0.03
                   10-14                                  $0.04
                   15-19                                  $0.04
                   20-24                                                                 $0.05              $0.04
                   25-29                                                                 $0.05              $0.04
                   30-34                                                                 $0.06              $0.04
                   35-39                                                                 $0.06              $0.04
                   40-44                                                                 $0.06              $0.05
                   45-49                                                                 $0.07              $0.05
                   50-54                                                                 $0.07              $0.06
                   55-59                                                                 $0.07              $0.06
                   60-64                                                                 $0.07              $0.07
                   65-69                                                                 $0.07              $0.07
                   70-74                                                                 $0.07              $0.07
                   75-80                                                                 $0.07              $0.07

                                                      TABLE 5
                                         FACE AMOUNTS OF $250,000 OR MORE

-------------------------------------------------------------------------------------------------------------------

                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker

-------------------------------------------------------------------------------------------------------------------

                     0-4                                  $0.02
                     5-9                                  $0.03
                   10-14                                  $0.03
                   15-19                                  $0.03
                   20-24                                                                 $0.04              $0.03
                   25-29                                                                 $0.04              $0.03
                   30-34                                                                 $0.05              $0.03
                   35-39                                                                 $0.05              $0.03
                   40-44                                                                 $0.05              $0.04
                   45-49                                                                 $0.05              $0.04
                   50-54                                                                 $0.05              $0.05
                   55-59                                                                 $0.05              $0.05
                   60-64                                                                 $0.05              $0.05
                   65-69                                                                 $0.05              $0.05
                   70-74                                                                 $0.05              $0.05
                   75-80                                                                 $0.05              $0.05

[outside back cover page]
The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account.  Additional information about the Portfolios'
investments is available in the Fund's annual and semi-annual reports for variable products,   which provide  a
discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the Portfolios.You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT
(1-800-847-4836).  You also may review  information about the Contract, the Variable Account,  and the Fund at the Securities and Exchange Commission Web site (WWW.SEC.GOV) or at the Public Reference Room of the SEC  in
Washington, DC.  You may get more information about the Public Reference Room by calling 1-202-942-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102 or by sending an e-mail to PUBLICINFO@SEC.GOV.

1940 Act File No. 811-8174

                                              Statement of Additional
                                                    Information
                                                       Dated
                                                  April 30, 2003

                                 Flexible Premium Variable Life Insurance Contract

                                                     Issued By
                                         THRIVENT FINANCIAL FOR LUTHERANS

                                       Operations Center: Corporate Office:

                  4321 North Ballard Road                     625 Fourth Avenue South
                  Appleton, WI 54919-0001                     Minneapolis, MN 55415-1665
                  Telephone:  800-THRIVENT                    Telephone:  800-THRIVENT
                  E-mail:  MAIL@THRIVENT.COM                  E-mail:  mail@thrivent.com

                                                      Through

                                          LB Variable Insurance Account I

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable life insurance contract (the "Contract") previously offered by Thrivent Financial for Lutherans
("Thrivent Financial"). This SAI is not a prospectus and should be read together with the Prospectus for the
Contract dated April 30, 2003. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Life and Health Customer
Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

TABLE OF CONTENTS                                                                                    SAI Page
                                                                                                     --------
THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
         Entire Contract
         Assignment of Ownership
         Successor Owners
         Rights we Reserve
         Basis of Computations
         Reports to Contract Owners
         Incontestability
         Statements in the Application
         Misstatement of Age or Sex
         Suicide Exclusion
         Accelerated Benefits Rider

PRINCIPAL UNDERWRITER

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state
of Wisconsin.  We are licensed to do business as a fraternal benefit society in all states.   We were organized
as Aid Association for Lutherans in 1902.  On January 1, 2002, Lutheran Brotherhood merged with and into Aid
Association for Lutherans, and we changed our name on May 21, 2002.   The merged organization provides high
quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent
Financial. Membership is open to Lutherans and their families, individuals employed by or associated with
Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules.

LB Variable Insurance Account I (the "Variable Account") is a separate account of ours, which was established in
1993.   The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940.  Such registration does not involve supervision by the
SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

o  the Contract including any attached riders, endorsements or amendments;
o  the application attached to the Contract, including any applications for increase in Face Amount; and
o  the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the
   Contract.

Assignment of Ownership
You may assign your Contract by sending a Written Notice, in good order, to our operations center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This
may limit your rights to the cash value and the Beneficiary's rights to the benefit.   Any Contract loan obtained
before an assignment is recorded at our operations center has priority over the assignment. To assign your
Contract as collateral for a loan, you must send a Written Notice to our operations center. We will give you a special form to make any assignment requests.  We must receive and approve any assignment request before it is effective.  Once we approve it, the assignment is effective on the date you designated on your Written Notice, or the date we receive it in good order at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve an assignment.  We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See "Federal Tax Matters" in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment.  Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners
If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death.  You may designate or change a successor owner by submitting a Written
Notice to our operations center.  We will give you a special form on which to make this request.  We must receive and approve any successor owner request before it is effective.  Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve the designation.  We are not responsible for the validity of any designation or change of a successor owner.

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract.  We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured's age and gender (in some states). If the date of birth or gender shown on the application is wrong, the Death Benefit and/or (except in New York) the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender (in some states).

Suicide
If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly
Deductions previously made for the increase.

Accelerated Benefits Rider
Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the
Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death
Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory
(a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or (except for Contracts issued in New York and South Dakota) has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated
Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the
Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.  In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150)
will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the
Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX
MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), a wholly-owned, indirect subsidiary of Thrivent
Financial, serves as the principal underwriter of the Contract pursuant to a Principal Underwriting and Servicing
Agreement to which Thrivent Investment Mgt. and Thrivent Financial, on behalf of itself and the separate account,
are parties.  Prior to July 1, 2002, Thrivent Financial Investor Services Inc. ("TFISI"),   another wholly-owned
subsidiary of  Thrivent Financial, served as the principal underwriter of the Contract.  The Contract is no
longer sold.   Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below.
Of these amounts, of Thrivent Investment Mgt. and TFISI retained $0.

      2000                      2001                   2002
      ----                      ----                   ----

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

To be filed in a subsequent amendment.

                                                       PART C: OTHER INFORMATION

Item 27.  Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration
Statements of the Depositor.

(a)      Resolutions of Board of Directors of the Depositor authorizing the establishment of the LB Variable Insurance Account I (the
         "Account")  (2)

(b)      Custodian Agreements--Not applicable

(c)(i)   Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc. ("Thrivent Investment
         Mgt.")  (6)

(c)(ii)  Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts
         (7)

(d)(i)   Form of Contract  (1)(2)

(d)(2)   Available Contract Riders  (1)(2)

(e)      Contract Application Form  (2)

(f)      Depositor's Articles of Incorporation and Bylaws (7)

(g)      Reinsurance Contracts--Not applicable

(h)      Participation Agreements--Not applicable

(i)      Administrative Contracts--Not applicable

(j)      Other Material Contracts--Not applicable

(k)      Opinion and Consent of Counsel  (8)

(l)      Actuarial Opinion--Not applicable

(m)      Calculation--Not applicable

(n)      Consent of Independent Auditors  (9)

(o)      Omitted Financial statements--Not applicable

(p)      Initial Capital Agreements--Not applicable

(q)      Redeemability Exemption  (2)

(r)      Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Gary J. Greenfield, Robert H. Hoffman, James
         M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Robert B.
         Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Lawrence W. Stranghoener, Roger G. Wheeler, and Thomas R.
         Zehnder  (4)
         Powers of Attorney for Randall L. Boushek  (5)

--------------------------------
(1)  Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of LB Variable
     Insurance Account I, Registration No. 33-72386, filed on February 28, 1997.

(2)  Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of LB Variable
     Insurance Account I, Registration No. 33-72386, filed  on April 29, 1998.

(3)  Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form N-4 of AAL Variable
     Annuity Account I, Registration No. 33-82054, filed on April 20, 2000.

(4)  Incorporated by reference from the initial registration statement on Form S-6 of LB Variable Insurance Account I,
     Registration No. 333-76152, filed on January 2, 2002.

(5)  Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form S-6 of LB Variable
     Insurance Account I, Registration No. 333-76152, filed on April 26, 2002.

(6)  Incorporated by reference from pre-effective amendment No. 1 to the registration statement on Form N-1A of Thrivent Variable
     Annuity Account I, Registration No. 333-89488, filed on October 1, 2002.

(7)  Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 by Thrivent Variable
     Life Account I, Registration No. 333-31011 on October 29, 2002.

(8)  Filed herewith.

(9)  To be filed by subsequent amendment.

Item 28. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below.  Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                     Positions and Offices
Business Address                                       with Depositor

John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & CEO

Richard E. Beumer                                      Director
Jacobs Engineering Group, Inc.
501 N. Broadway
St. Louis, Missouri 63102

Dr. Addie J. Butler                                    Director
Community College of Philadelphia
1700 Spring Garden Street
Philadelphia, Pennsylvania 19130

Gary J. Greenfield                                     Director
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, Wisconsin 53226

Robert H. Hoffman                                      Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 37208
North Mankato, Minnesota 56002-3728

James M. Hushagen                                      Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Edgewood, Washington  98402-4395

Richard C. Kessler                                     Director
The Kessler Enterprise, Inc.
7380 Sand Lake Road, Suite 120
Orlando, Florida 32819

Richard C. Lundell
7341 Dogwood
Excelsior, Minnesota  55331                            Director

John P. McDaniel                                       Director
MedStar Health
5565 Sterrett Place
Columbia, Maryland  21044

Paul W. Middeke                                        Director
Lutheran High School Association
  of St. Louis
5401 Lucas & Harriet Road, Suite 103
St. Louis, Missouri  63121

Robert B. Peregrine                                    Director
Peregrine & Roth, S.C.
633 W. Wisconsin Avenue, Suite 1300
Milwaukee, Wisconsin 53203-1960

Paul D. Schrage                                        Director
42237 N. 112th Place
Scottsdale, Arizona  85262

Dr. Kurt M. Senske                                     Director
Lutheran Social Services
8305 Cross Park Drive
Austin, Texas  78754-5154

Dr. Albert Siu                                         Director
23 North Gate Road
Mendham, New Jersey 07945

Adrian M. Tocklin                                      Director
4961 Bacopa Lane, Suite 801
St. Petersburg, Florida  33715

Roger G. Wheeler                                       Director
6109 West 104th Street
Bloomington, Minnesota 55438

Rev. Thomas R. Zehnder                                 Director
6308 Chiswick Park
Williamsburg, Virginia 23188-6368

Jon M. Stellmacher                                     Executive Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence Stranghoener                                  Executive Vice President & Chief Financial Officer

Walter S. Rugland                                      Executive Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Woodrow E. Eno, Esq.                                   Senior Vice President, General Counsel and Secretary

Otis L. Haarmeyer                                      Senior Vice President, Field Distribution

Jennifer Martin                                        Senior Vice President, Corporate Administration

Pamela J. Moret                                        Senior Vice President, marketing and Products

Frederick A. Ohlde                                     Senior Vice President, Fraternal Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

James A. Thompsen                                      Senior Vice President, Field Distribution

Larry A. Robbins                                       Senior Vice President and Chief Information Officer

James H. Abitz                                         Senior Vice President, Investments

Randall L. Boushek                                     Senior Vice President and Treasurer

Robert G. Same                                         Head of Compliance
222 W. College Avenue
Appleton, Wisconsin  54919

Item 29. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Lutheran Brotherhood) in
1993, pursuant to the laws of the State of Minnesota. The Depositor is a fraternal benefit society organized under the laws of the
State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. On January 1, 2002, Aid Association for Lutherans and Lutheran Brotherhood (the original Depositor) merged creating the largest fraternal benefit society in the United States. Now the merged organization is Thrivent Financial for Lutherans
("Thrivent Financial"). Thrivent Financial continues to provide high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except Thrivent Property &
Casualty Insurance Agency, Inc.

                                                                                                          State of Incorporation
Thrivent Financial Entities                             Primary Business
Thrivent Financial for Lutherans                        Fraternal benefit society offering financial      Wisconsin
                                                        services and products

    Thrivent Financial Holdings, Inc.                   Holding Company with no independent operations    Delaware

        Thrivent Financial Bank                         Federally chartered bank                          Federal Charter

        North Meadows Investment Ltd.                   Organized for the purpose of holding and          Wisconsin
                                                        investing in real estate

        AAL Service Organization, Inc.                  Organized for the purpose of owning bank          Wisconsin
                                                        account withdrawal authorizations

        Lutheran Brotherhood Variable                   Life insurance company                            Minnesota
        Insurance Products Company

        Thrivent Financial Investor Services Inc.       Transfer agent for The Lutheran Brotherhood       Pennsylvania
                                                        Family of Funds

        Thrivent Property & Casualty Insurance          Auto and homeowners insurance company             Minnesota
        Agency, Inc.

Item 30. Indemnification

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement; Section 4.01 of the LB Series Fund, Inc. First
Amended and Restated Bylaws;  and Section Eight of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent
Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a.       Other Activity.  Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds (a Massachusetts business trust offering a series of individual funds) and The
         Lutheran Brotherhood Family of Funds (a Delaware business trust offering a series of individual funds). The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds are open-end management investment companies.

b.       Management.  The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

                                            Positions and Offices
     Name                                   with Underwriter
     ----                                   ----------------
     John O. Gilbert                        Chairman

     Bruce J. Nicholson                     Director and President

     Lawrence W. Stranghoener               Director and Senior Vice President

     Jon M. Stellmacher                     Director and Senior Vice President
     4321 North Ballard Road
     Appleton, Wisconsin 54919

     Woodrow E. Eno                         Director, Senior Vice President and Secretary

     Pamela J. Moret                        Director and Senior Vice President

     James A. Thomsen                       Director and Senior Vice President

     James H. Abitz                         Senior Vice President and Chief Investment Officer

     David C. Francis                       Vice President
     222 West College Avenue
     Appleton, Wisconsin 54911

     Charles D. Gariboldi                   Vice President

     Reginald L. Pfeifer                    Vice President
     222 West College Avenue
     Appleton, Wisconsin 54911

     Robert G. Same                         Vice President and Chief Compliance Officer
     222 West College Avenue
     Appleton, Wisconsin 54911

     Brian W. Picard                        Vice President and Deputy Chief Compliance Officer
     222 West College Avenue
     Appleton, Wisconsin 54911

     James E. Nelson                        Vice President and Assistant Secretary

     Jeffery R. Kargus                      Vice President and Chief Financial Officer
     4321 North Ballard Road
     Appleton, Wisconsin 54919

     Michael J. Mevis                       Vice President
     4321 North Ballard Road
     Appleton, Wisconsin 54919

     Frederick P. Johnson                   Vice President

     Marnie Loomans-Thuecks                 Vice President
     4321 North Ballard Road
     Appleton, Wisconsin 54919

     Brenda J. Pederson                     Vice President

     David J. Christianson                  Vice President

     Thomas R. Mischka                      Vice President
     4321 North Ballard Road
     Appleton, Wisconsin 54919

c.  Compensation from Registrant.  Not applicable.

Item 32. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota
55415; 4321 North Ballard Road, Appleton, Wisconsin 54919; and 222 West College Avenue, Appleton, Wisconsin 54911.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement,
File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the  Investment  Company Act of 1940, as amended,  the Registrant has duly caused this amendment to the Registration  Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of Minneapolis and State of Minnesota on the 27th day of February, 2003.

                                                              LB VARIABLE INSURANCE ACCOUNT I
                                                                       (Registrant)

                                                                       By THRIVENT FINANCIAL FOR LUTHERANS
                                                                                 (Depositor)

                                                                       By                  *
                                                                          ---------------------------------------------------
                                                                          Bruce J. Nicholson, President
                                                                          and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota
on the 27th day of February, 2003 .

                                                              THRIVENT FINANCIAL FOR LUTHERANS
                                                                        (Depositor)

                                                              By            *
                                                                 ---------------------------------------------------
                                                                 Bruce J. Nicholson, President
                                                                 and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of February, 2003.

                   *                                 President and Chief Executive Officer
     ------------------------------------------      (Chief Executive Officer)
     Bruce J. Nicholson

                   *                                 Executive Vice President and Chief Financial Officer
     ------------------------------------------      (Principal Financial Officer )
     Lawrence W. Stranghoener

               *                                     Senior Vice President and Treasurer, Finance
     ------------------------------------------      (Principal Accounting Officer)
     Randall L. Boushek

    A Majority of the Board of Directors:*

    Richard E. Beumer                       Paul W. Middeke
    Dr. Addie J. Butler                     Bruce J. Nicholson
    John O. Gilbert                         Robert B. Peregrine
    Gary J. Greenfield                      Paul D. Schrage
    Robert H. Hoffman                       Dr. Kurt M. Senske
    James M. Hushagen                       Dr. Albert Siu
    Richard C. Kessler                      Adrian M. Tocklin
    Richard C. Lundell                      Roger G. Wheeler
    John P. McDaniel                        Rev. Thomas R. Zehnder

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent for Lutherans pursuant to a power of attorney duly executed by such persons and incorporated by reference from the initial registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 333-76162, filed on January 2,
2002.

                                            By: /s/ John C. Bjork
                                                -----------------------------------------------
                                                John C. Bjork, Attorney-in-Fact

                                                    LB VARIABLE INSURANCE ACCOUNT I
                                                           INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 27 of Part C for exhibits not listed below.

Exhibit
Number                     Name of Exhibit
-------------              --------------------------

k                          Opinion & Consent of Counsel